Exhibit (n)(2)

Power of Attorney

I, Michael J. Boyle, of 200 Clarendon Street, Boston, MA 02116, hereby appoint Amit Joshi, Michael Ewald, Jeffrey Hawkins, Thomas Emery, Sally Dornaus, James Goldman and Jessica Yeager as my recognized representatives and true and lawful attorneys-in-fact to sign any and all registration statements of Bain Capital Private Credit (the “Company”), and any amendments or supplements thereto and all instruments necessary or incidental in connection therewith, and to file the same, with all exhibits thereto and other documents in connection therewith, with the U.S. Securities and Exchange Commission (the “SEC”), granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitutes, may lawfully do or cause to be done by virtue hereof.

This is the only power granted by this Power of Attorney. This Power of Attorney applies to all future documents filed with the SEC relating to my service a Trustee of the Company and any amendments thereto. This Power of Attorney is revocable by me at any time. Third parties receiving a duly executed copy, a copy uploaded in text or html format or facsimile of this Power of Attorney may rely upon this Power of Attorney.

Signature:	/s/ Michael J. Boyle
Name:	Michael J. Boyle
Title:	Trustee and President

Date:	April 21, 2025

Power of Attorney

I, Michael A. Ewald, of 200 Clarendon Street, Boston, MA 02116, hereby appoint Amit Joshi, Michael Boyle, Jeffrey Hawkins, Thomas Emery, Sally Dornaus, James Goldman and Jessica Yeager as my recognized representatives and true and lawful attorneys-in-fact to sign any and all registration statements of Bain Capital Private Credit (the “Company”), and any amendments or supplements thereto and all instruments necessary or incidental in connection therewith, and to file the same, with all exhibits thereto and other documents in connection therewith, with the U.S. Securities and Exchange Commission (the “SEC”), granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitutes, may lawfully do or cause to be done by virtue hereof.

This is the only power granted by this Power of Attorney. This Power of Attorney applies to all future documents filed with the SEC relating to my service a Trustee of the Company and any amendments thereto. This Power of Attorney is revocable by me at any time. Third parties receiving a duly executed copy, a copy uploaded in text or html format or facsimile of this Power of Attorney may rely upon this Power of Attorney.

Signature:	/s/ Michael A. Ewald
Name:	Michael A. Ewald
Title:	Chief Executive Officer

Date:	April 21, 2025

Power of Attorney

I, Jeffrey B. Hawkins, of 200 Clarendon Street, Boston, MA 02116, hereby appoint Amit Joshi, Michael Ewald, Michael Boyle, Thomas Emery, Sally Dornaus, James Goldman and Jessica Yeager as my recognized representatives and true and lawful attorneys-in-fact to sign any and all registration statements of Bain Capital Private Credit (the “Company”), and any amendments or supplements thereto and all instruments necessary or incidental in connection therewith, and to file the same, with all exhibits thereto and other documents in connection therewith, with the U.S. Securities and Exchange Commission (the “SEC”), granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitutes, may lawfully do or cause to be done by virtue hereof.

This is the only power granted by this Power of Attorney. This Power of Attorney applies to all future documents filed with the SEC relating to my service a Trustee of the Company and any amendments thereto. This Power of Attorney is revocable by me at any time. Third parties receiving a duly executed copy, a copy uploaded in text or html format or facsimile of this Power of Attorney may rely upon this Power of Attorney.

Signature:	/s/ Jeffrey B. Hawkins
Name:	Jeffrey B. Hawkins
Title:	Trustee

Date:	April 21, 2025

Power of Attorney

I, Amy Butte, of 200 Clarendon Street, Boston, MA 02116, hereby appoint Amit Joshi, Michael Ewald, Michael Boyle, Jeffrey Hawkins, Thomas Emery, Sally Dornaus, James Goldman and Jessica Yeager as my recognized representatives and true and lawful attorneys-in-fact to sign any and all registration statements of Bain Capital Private Credit (the “Company”), and any amendments or supplements thereto and all instruments necessary or incidental in connection therewith, and to file the same, with all exhibits thereto and other documents in connection therewith, with the U.S. Securities and Exchange Commission (the “SEC”), granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitutes, may lawfully do or cause to be done by virtue hereof.

This is the only power granted by this Power of Attorney. This Power of Attorney applies to all future documents filed with the SEC relating to my service a Trustee of the Company and any amendments thereto. This Power of Attorney is revocable by me at any time. Third parties receiving a duly executed copy, a copy uploaded in text or html format or facsimile of this Power of Attorney may rely upon this Power of Attorney.

Signature:	/s/ Amy Butte
Name:	Amy Butte
Title:	Trustee

Date:	April 28, 2025

Power of Attorney

I, David G. Fubini, of 200 Clarendon Street, Boston, MA 02116, hereby appoint Amit Joshi, Michael Ewald, Michael Boyle, Jeffrey Hawkins, Thomas Emery, Sally Dornaus, James Goldman and Jessica Yeager as my recognized representatives and true and lawful attorneys-in-fact to sign any and all registration statements of Bain Capital Private Credit (the “Company”), and any amendments or supplements thereto and all instruments necessary or incidental in connection therewith, and to file the same, with all exhibits thereto and other documents in connection therewith, with the U.S. Securities and Exchange Commission (the “SEC”), granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitutes, may lawfully do or cause to be done by virtue hereof.

This is the only power granted by this Power of Attorney. This Power of Attorney applies to all future documents filed with the SEC relating to my service a Trustee of the Company and any amendments thereto. This Power of Attorney is revocable by me at any time. Third parties receiving a duly executed copy, a copy uploaded in text or html format or facsimile of this Power of Attorney may rely upon this Power of Attorney.

Signature:	/s/ David G. Fubini
Name:	David G. Fubini
Title:	Trustee

Date:	April 28, 2025

Power of Attorney

I, Thomas A. Hough, of 200 Clarendon Street, Boston, MA 02116, hereby appoint Amit Joshi, Michael Ewald, Michael Boyle, Jeffrey Hawkins, Thomas Emery, Sally Dornaus, James Goldman and Jessica Yeager as my recognized representatives and true and lawful attorneys-in-fact to sign any and all registration statements of Bain Capital Private Credit (the “Company”), and any amendments or supplements thereto and all instruments necessary or incidental in connection therewith, and to file the same, with all exhibits thereto and other documents in connection therewith, with the U.S. Securities and Exchange Commission (the “SEC”), granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitutes, may lawfully do or cause to be done by virtue hereof.

This is the only power granted by this Power of Attorney. This Power of Attorney applies to all future documents filed with the SEC relating to my service a Trustee of the Company and any amendments thereto. This Power of Attorney is revocable by me at any time. Third parties receiving a duly executed copy, a copy uploaded in text or html format or facsimile of this Power of Attorney may rely upon this Power of Attorney.

Signature:	/s/ Thomas A. Hough
Name:	Thomas A. Hough
Title:	Trustee

Date:	April 28, 2025

Power of Attorney

I, Jay Margolis, of 200 Clarendon Street, Boston, MA 02116, hereby appoint Amit Joshi, Michael Ewald, Michael Boyle, Jeffrey Hawkins, Thomas Emery, Sally Dornaus, James Goldman and Jessica Yeager as my recognized representatives and true and lawful attorneys-in-fact to sign any and all registration statements of Bain Capital Private Credit (the “Company”), and any amendments or supplements thereto and all instruments necessary or incidental in connection therewith, and to file the same, with all exhibits thereto and other documents in connection therewith, with the U.S. Securities and Exchange Commission (the “SEC”), granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitutes, may lawfully do or cause to be done by virtue hereof.

This is the only power granted by this Power of Attorney. This Power of Attorney applies to all future documents filed with the SEC relating to my service a Trustee of the Company and any amendments thereto. This Power of Attorney is revocable by me at any time. Third parties receiving a duly executed copy, a copy uploaded in text or html format or facsimile of this Power of Attorney may rely upon this Power of Attorney.

Signature:	/s/ Jay Margolis
Name:	Jay Margolis
Title:	Trustee

Date:	April 28, 2025

Power of Attorney

I, Clare S. Richer, of 200 Clarendon Street, Boston, MA 02116, hereby appoint Amit Joshi, Michael Ewald, Michael Boyle, Jeffrey Hawkins, Thomas Emery, Sally Dornaus, James Goldman and Jessica Yeager as my recognized representatives and true and lawful attorneys-in-fact to sign any and all registration statements of Bain Capital Private Credit (the “Company”), and any amendments or supplements thereto and all instruments necessary or incidental in connection therewith, and to file the same, with all exhibits thereto and other documents in connection therewith, with the U.S. Securities and Exchange Commission (the “SEC”), granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitutes, may lawfully do or cause to be done by virtue hereof.

This is the only power granted by this Power of Attorney. This Power of Attorney applies to all future documents filed with the SEC relating to my service a Trustee of the Company and any amendments thereto. This Power of Attorney is revocable by me at any time. Third parties receiving a duly executed copy, a copy uploaded in text or html format or facsimile of this Power of Attorney may rely upon this Power of Attorney.

Signature:	/s/ Clare S. Richer
Name:	Clare S. Richer
Title:	Trustee

Date:	April 28, 2025

Power of Attorney

I, Amit Joshi, of 200 Clarendon Street, Boston, MA 02116, hereby appoint Michael Ewald, Michael Boyle, Jeffrey Hawkins, Thomas Emery, Sally Dornaus, James Goldman and Jessica Yeager as my recognized representatives and true and lawful attorneys-in-fact to sign any and all registration statements of Bain Capital Private Credit (the “Company”), and any amendments or supplements thereto and all instruments necessary or incidental in connection therewith, and to file the same, with all exhibits thereto and other documents in connection therewith, with the U.S. Securities and Exchange Commission (the “SEC”), granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitutes, may lawfully do or cause to be done by virtue hereof.

This is the only power granted by this Power of Attorney. This Power of Attorney applies to all future documents filed with the SEC relating to my service a Trustee of the Company and any amendments thereto. This Power of Attorney is revocable by me at any time. Third parties receiving a duly executed copy, a copy uploaded in text or html format or facsimile of this Power of Attorney may rely upon this Power of Attorney.

Signature:	/s/ Amit Joshi
Name:	Amit Joshi
Title:	Chief Financial Officer

Date:	April 23, 2025

Power of Attorney

I, Jessica Yeager, of 200 Clarendon Street, Boston, MA 02116, hereby appoint Amit Joshi, Michael Ewald, Michael Boyle, Jeffrey Hawkins, Thomas Emery, Sally Dornaus and James Goldman as my recognized representatives and true and lawful attorneys-in-fact to sign any and all registration statements of Bain Capital Private Credit (the “Company”), and any amendments or supplements thereto and all instruments necessary or incidental in connection therewith, and to file the same, with all exhibits thereto and other documents in connection therewith, with the U.S. Securities and Exchange Commission (the “SEC”), granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitutes, may lawfully do or cause to be done by virtue hereof.

This is the only power granted by this Power of Attorney. This Power of Attorney applies to all future documents filed with the SEC relating to my service a Trustee of the Company and any amendments thereto. This Power of Attorney is revocable by me at any time. Third parties receiving a duly executed copy, a copy uploaded in text or html format or facsimile of this Power of Attorney may rely upon this Power of Attorney.

Signature:	/s/ Jessica Yeager
Name:	Jessica Yeager
Title:	Vice President

Date:	April 21, 2025